SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 23, 2002

LIPID SCIENCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-497	43-0433090

(State or other jurisdiction	(Commission File	(I.R.S Employer

of incorporation)	Number)	Identification No.)

7068 Koll Center Parkway, Suite 401, Pleasanton, California	10281

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (925) 249-4000

Item 7. Financial Statements and Exhibits

(c) Exhibits

Exhibit	Description

99.1	Lipid Sciences, Inc. Press Release dated September 23, 2002

Item 9. Regulation FD Disclosure

         On September 23, 2002, Lipid Sciences, Inc., a Delaware corporation, issued a press release entitled “Lipid Sciences Inc. Announces Election of Richard G. Babbitt as Director and Chairman of the Board.” The press release is attached to this Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lipid Sciences, Inc. iences, Inc.

Date: September 23, 2002	By:	/s/ Barry Michaels

	Name:	Barry Michaels

	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

99.1	Lipid Sciences, Inc. Press Release dated September 23, 2002